                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549
                                   FORM 8-K
               CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report                                                      May 15, 1998
Commission File Number                                                 333-35847

                   FIRST SECURITY AUTO GRANTOR TRUST 1997-B
            (Exact name of registrant as specified in its charter)
State of incorporation                                                      Utah
I.R.S. Employer Identification No.                                    87-6237789
Address of principal executive offices             79 South Main, P.O. Box 30006
                                                            Salt Lake City, Utah
Zip Code                                                              84130-0006
Registrant's telephone number, including area code                (801) 246-5891


Item 7.  Financial Statements and Exhibits

   Pursuant to its agreement with certificate holders, this report is filed to report data relating to this trust as contained in the monthly servicing report sent to certificate holders by the trustee. Attached as Exhibit A is a copy of the monthly servicing report for the period Feb. 26, 1998 through Mar. 25, 1998.


SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FIRST SECURITY AUTO GRANTOR TRUST 1997-B
(Registrant)

By: FIRST SECURITY BANK, N.A.
    (Seller and Servicer)


[SIGNED]                                                  May 15, 1998
_______________________________________________________   ____________________
Scott C. Ulbrich                                          (Date)
Authorized Officer

EXHIBIT A


First Security Auto Grantor Trust 1997-B
                           Monthly Statement to Certificateholders
                            Servicers:  First Security Bank, N.A.
                            February 26, 1998 Thru March 25, 1998


February 26, 1998 Thru March 25, 1998
Distribution Date:  4-15-98



Statement for Class A and Class B Certificateholders Pursuant                                                Per $1,000 of Original
to Section 4.7 of the Pooling and Servicing Agreement                                                            Class A/Class B
                                                                                                               Certificate Amount
 (i)  Principal Distribution
          Class A  Amount                                                                       19,231,383.30                40.0458
          Class B Amount                                                                           906,197.21                40.0458

(ii)  Interest Distribution
          Class A  Amount                                                                        2,048,235.78                 4.2651
          Class B Amount                                                                            99,204.15                 4.3839

(iii)  Yield Supplement Amount                                                                           4.72                 0.0000

(iv)  Basic Servicing Fee                                                                          351,598.39                 0.6992

(v)  Class A Certificate Balance (end of Collection Period)                                    383,700,246.09
     Class A Pool Factor (end of Collection Period)                                                 0.7989855
     Class B Certificate Balance (end of Collection Period)                                     18,080,243.46
     Class B Pool Factor (end of Collection Period)                                                 0.7989855

(vi)  Total Pool Balance (end of Collection Period)                                            401,780,489.55

(vii)  Realized Losses                                                                             123,642.76

(viii) (x) Excess of Class A Certificate Balance over Pool Balance                                       0.00
        (y) Excess of Class B Certificate Balance over amount by which Pool Balance exceeds              0.00
              Class A Certificate Balance

(ix)  Reserve Account Balance after Giving Effect to Payments                                   18,080,122.03
       Made on Distribution Date

(x)  Aggregate Purchase Amount of Receivables Repurchased by the Sellers
       or purchased by Servicers                                                                    46,683.83

